Exhibit 99.1

CHANGE OF CONTROL AGREEMENT

This AGREEMENT by and between NDCHealth Corporation, a Delaware corporation (the “Company”), and James Fitzgibbons, a resident of Georgia (the “Employee”), is dated as of the 6 day of May, 2005 (the “Effective Date”).

WHEREAS, The Board of Directors of the Company (the “Board”) recognizes the possibility that a sale of the Company or other Change of Control (as hereinafter defined) could occur, which could result in significant distraction of the Company’s key personnel because of the uncertainties inherent in such a situation; and

WHEREAS, the Board has determined that it is essential and in the best interest of the Company and its stockholders to be able to retain the services of the Employee notwithstanding the possibility of a sale or other Change of Control and to ensure the Employee’s continued dedication and efforts in such an event without undue concern for the Employee’s personal financial and employment security;

NOW, THEREFORE, in consideration of the respective agreements of the parties set forth herein, it is hereby agreed as follows:

1. Certain Definitions.

(a) “Accrued Compensation” shall mean the sum of: (i) the Employee’s Base Salary through the Termination Date to the extent not theretofore paid, and (ii) an amount equivalent, at the Employee’s Base Salary rate at the Termination Date, to any accrued but unused vacation time, to the extent not theretofore paid; provided, however, that Accrued Compensation shall not include any amounts described in clause (i) or clause (ii) that have been deferred pursuant any salary reduction or deferred compensation elections made by the Employee.

(b) “Affiliate” shall mean any entity directly or indirectly, controlled by, controlling or under common control with the Company or any corporation or other entity acquiring, directly or indirectly, all or substantially all the assets and business of the Company, whether by operation of law or otherwise.

(c) “Base Salary” shall mean the Employee’s annual base salary at the rate in effect at the Termination Date, determined without regard to any deferred compensation elections made by the Employee.

(d) “Cause” shall mean:

(i) the failure of the Employee to perform substantially the Employee’s reasonably assigned duties with the Company or one of its Affiliates (other than any such failure resulting from incapacity due to physical or mental

/s/ JWF	/s/ LA
EE Initials	CO Initials

illness or from the assignment to the Employee of duties with the Company or one of its Affiliates that would constitute Good Reason), which failure has not been cured to the satisfaction of the Company within thirty (30) days after a notice of inadequate performance, signed by a duly authorized officer of the Company, has been delivered to the Employee specifying the manner in which the Employee has failed substantially to perform, or

(ii) any act of fraud, misappropriation, embezzlement, misuse or misappropriation of Company trade secrets, intellectual property or confidential information, violation of any Restrictive Covenant or any law or contract protecting Company trade secrets or intellectual property, or other dishonest or wrongful act by the Employee, or

(iii) the Employee’s abuse of alcohol or any substance which materially interferes with the Employee’s ability to perform services on behalf of the Company, or

(iv) the engaging by the Employee in illegal conduct or material misconduct; or

(v) the Employee’s acceptance of employment with an employer other than the Company or any Affiliate.

(e) “Change of Control” shall mean:

(i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control: (i) any acquisition by a Person who is on the Effective Date the beneficial owner of 35% or more of the Outstanding Company Voting Securities, (ii) any acquisition directly from the Company, (iii) any acquisition by the Company which reduces the number of Outstanding Company Voting Securities and thereby results in any person having beneficial ownership of more than 35% of the Outstanding Company Voting Securities, (iv) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (v) any acquisition by any corporation pursuant to a transaction which complies with clauses (i) and (ii) of subsection (b) of this Section 6; or

(ii) Consummation of a reorganization, merger or consolidation or

/s/ JWF	/s/ LA
EE Initials	CO Initials

sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, and (ii) no Person (excluding the Company or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 35% or more of the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination; provided, however, that

(iii) Notwithstanding anything in this definition to the contrary, a restructuring and/or separation of any line of business or business unit from the Company will not of itself constitute a Change in Control; provided, however, that the sale of all or substantially all of the assets of the business unit in which the Employee is employed and working as of the Termination Date shall, to the extent it meets the other requirements and limitations of this definition, be deemed to constitute a Change of Control solely for purposes of this Agreement.

(f) “Company” shall mean NDCHealth Corporation, its successors and assigns.

(g) “Disability” shall mean that the Employee has become eligible to participate in the Company’s long term disability plan.

(h) “Effective Date” shall mean the first date on which a Change of Control occurs.

(i) “Good Reason” shall mean the occurrence, after a Change of Control, of any of the following events or conditions:

(i) a reduction by the Company, without the Employee’s consent, in the Employee’s Base Salary as in effect on the Effective Date or as the same may be increased from time to time, unless a similar reduction is made in salary of all

/s/ JWF	/s/ LA
EE Initials	CO Initials

peer senior executives of the Company (or any of its subsidiaries and any of their respective affiliates with respect to which the Company exerts control over compensation policies), that is not cured within ten (10) business days after the Company receives from the Employee a written Notice of Termination, which Notice must be given within thirty (30) days following the effective date of the reduction; or;

(ii) the Company’s requiring the Employee, without his consent, to be based at any office or location other than in the greater metropolitan area of the city in which his office is located at the Effective Date.

(j) “Notice of Termination” shall mean written notice, following a Change of Control, of termination of the Employee’s employment signed by the Employee if to the Company or by a duly authorized officer of the Company if to the Employee, which indicates the specific termination provision in this Agreement, if any, relied upon and which sets forth in reasonable detail the facts and circumstances claimed to provide the basis for termination of the Employee’s employment under the provision so indicated. The failure by the Employee or the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of the Employee or the Company, respectively, hereunder or preclude the Employee or the Company, respectively, from asserting such fact or circumstance in enforcing the Employee’s or the Company’s rights hereunder.

(k) “Restrictive Covenants” shall mean any and all agreements executed by the Employee purporting to prohibit or restrict the Employee from soliciting customers or employees of the Company, from competing with the Company, from disclosing or using trade secrets or confidential information or from using, claiming rights to, or disclosing intellectual property.

(l) “Termination Date” shall mean (i) in the case of the Employee’s death, the date of the Employee’s death, (ii) if the Employee’s employment is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that the Employee shall not have returned to the performance of the Employee’s duties on a full-time basis during such thirty (30) day period and (iii) if the Employee’s employment is terminated for any other reason, the date specified in the Notice of Termination (which, in the case of a termination for Good Reason shall not be more than sixty (60) days, from the date such Notice of Termination is given), or, at the Company’s election, the date, if earlier than the date specified in the Notice of Termination, that the Employee ceases active work on behalf of the Company.

2. Term of Agreement. This Agreement shall commence as of the Effective Date set forth above, and shall continue in effect until the second anniversary of the Effective Date (the “Term”). The Agreement shall expire at 5:00 p.m. EST on the second anniversary of the Effective Date. If the Employee voluntarily terminates the Employee’s employment with the Company or one of its Affiliates prior to a Change of Control, then this Agreement shall terminate automatically upon such resignation.

/s/ JWF	/s/ LA
EE Initials	CO Initials

3. Termination of Employment. If the Employee’s employment with the Company and with its Affiliates shall be terminated within one (1) year immediately following a Change of Control that occurs within the Term, and the Employee shall execute and abide by a separation agreement, including a general release of all claims, in a form acceptable to the Company (the “Release”), the Employee shall be entitled to the following compensation and benefits:

(a) If the Employee’s employment with the Company and with its Affiliates shall be terminated (i) by the Company for Cause or Disability, (ii) by reason of the Employee’s death, or (iii) by the Employee other than for Good Reason, the Company shall pay to the Employee the Employee’s Accrued Compensation. The Employee’s entitlement to any other compensation or benefits shall be determined in accordance with the Company’s employee benefit plans and other applicable programs and practices then in effect.

(b) If the Employee’s employment with the Company and with its Affiliates shall be terminated by the Company for reasons other than those set forth in Sections 3(a)(i) and (ii) above, or by the Employee for Good Reason for which employee has provided a Notice of Termination within thirty (30) days after the occurrence of the Good Reason, the Company shall pay to the Employee the aggregate of the Employee’s Accrued Compensation plus the following:

(i) for the shorter of eighteen (18) months following the Termination Date or until the Employee accepts employment with a subsequent employer, but in no event less than twelve (12) months, (the “Severance Period”), the Company will continue to pay to the Employee an amount equal to his monthly Base Salary, payable in equal monthly or more frequent installments as are customary under the Company’s payroll practices from time to time; provided, however that the Company’s obligation to make or continue such payments shall cease if the Employee violates any of the Restrictive Covenants or any law or contract protecting Company trade secrets or intellectual property; and

(ii) during the Severance Period, the Company shall, subject to the Employee’s remaining eligible for such benefits, reimburse the Employee for monthly premiums for continuation of benefits to the Employee and/or the Employee’s family through COBRA coverage continuation for group health insurance coverage maintained by the Employee immediately prior to the Termination Date; provided, however that the Company’s obligation to make or continue to reimburse premiums for such health benefits shall cease if the Employee violates any of the Restrictive Covenants or any law or contract protecting Company trade secrets or intellectual property; and

/s/ JWF	/s/ LA
EE Initials	CO Initials

(iii) all of the Employee’s options to acquire Common Stock of the Company (“Options”) awarded to the Employee prior to the Termination Date will become immediately vested as of the later of (i) the Termination Date or (ii) the expiration of the revocation period for the Release provided the Release has not been revoked during such period; and.

(iv) all grants of restricted stock of the Company (“Restricted Stock”) held by the Employee as of the Termination Date will become immediately vested as of the later of (i) the Termination Date or (ii) the expiration of the revocation period for the Release provided the Release has not been revoked during such period.

(c) At the option of the Company, the amounts provided for in Section 3(b)(i) may be paid in a single lump sum or in fewer installments over a shorter period of time than provided for in Section 3(b)(i).

(d) The severance pay and benefits provided for in this Section 3 shall be in lieu of any other severance pay to which the Employee shall be entitled under the Company’s Severance Pay Plan or any other plan, agreement, or arrangement of the Company or any Affiliate.

(e) Notwithstanding anything else in this Agreement, no payment shall be due, no vesting of stock or options shall occur pursuant to this Agreement, and no other Company obligation under this Agreement shall accrue or become due unless and until the Employee has fully executed the Release and any revocation period has lapsed without revocation. Moreover, the occurrence of a Change of Control shall be a prerequisite to the accrual by the Employee of any rights to payments, accelerated vesting or other benefits under this Agreement.

4. Excise Tax Limitation.

(a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any benefit, payment or distribution by the Company to or for the benefit of the Employee (whether payable or distributable pursuant to the terms of this Agreement or otherwise) (a “Payment”) would, if paid, be subject to the excise tax (the “Excise Tax”) imposed by Section 4999 of the Internal Revenue Code of 1986 (the “Code”), then the Payment shall be reduced to the extent necessary of avoid the imposition of the Excise Tax. The Employee may select the Payments to be limited or reduced.

(b) All determinations required to be made under this Section 4, including whether an Excise Tax would otherwise be imposed and the assumptions to be utilized in arriving at such determination, shall be made by Ernst & Young LLP or such other certified public accounting firm as may be designated by the Employee (the “Accounting Firm”) which shall provide detailed supporting calculations both to the Company and

/s/ JWF	/s/ LA
EE Initials	CO Initials

the Employee within 15 business days of the receipt of Notice of Termination from the Employee, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change of Control, the Employee may appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any determination by the Accounting Firm shall be binding upon the Company and the Employee. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Payments hereunder will have been unnecessarily limited by this Section 4 (“Underpayment”), consistent with the calculations required to be made hereunder. The Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Employee.

5. Nonexclusivity of Rights. Nothing in this Agreement shall prevent or limit the Employee’s continuing or future participation in any plan, program, policy or practice provided by the Company or any of its Affiliates and for which the Employee may qualify, nor, subject to Section 3(d), shall anything herein limit or otherwise affect such rights as the Employee may have under any contract or agreement with the Company or any of its Affiliates companies. Amounts which are vested benefits or which the Employee is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with the Company or any of its Affiliates at or subsequent to the Termination Date shall be payable in accordance with such plan, policy, practice or program or contract or agreement except as explicitly modified by this Agreement.

6. Setoff. The Company’s payments provided for in this Agreement and otherwise shall be subject to setoff, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Employee.

7. Successors.

(a) This Agreement is personal to the Employee and without the prior written consent of the Company shall not be assignable by the Employee otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Employee’s legal representatives.

(b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

(c) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to

/s/ JWF	/s/ LA
EE Initials	CO Initials

perform it if no such succession had taken place. As used in this Agreement, “Company” shall mean the company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

8. Miscellaneous.

(a) This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia, without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

(b) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

If to the Employee:	James Fitzgibbons
3579 Kingsboro Road
Atlanta, GA 30319

If to the Company:	NDCHealth Corporation
One NDC Plaza
Atlanta, GA 30329-2010
Attention: General Counsel

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

(c) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

(d) The Company may withhold from any amounts payable under this Agreement such Federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

(e) The Employee’s or the Company’s failure to insist upon strict compliance with any provision of this Agreement or the failure to assert any right the Employee or the Company may have hereunder shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

(f) The Employee and the Company acknowledge that, except as may otherwise be provided under any other written agreement between the Employee and the

/s/ JWF	/s/ LA
EE Initials	CO Initials

Company, the employment of the Employee by the Company is “at will” and the Employee’s employment may be terminated by either the Employee or the Company at any time, subject to payment of any amounts due under this Agreement. Nothing in this Agreement shall be construed to guarantee employment, to establish any set period of employment, or to restrict the right of either the Employee or the Company to terminate the employment relationship.

(g) This Agreement sets forth the entire agreement of the parties hereto and supersedes all prior agreements, understandings and covenants (except as otherwise provided herein) with respect to the subject matter hereof. This Agreement may be amended or canceled only by mutual agreement of the parties and only in writing.

IN WITNESS WHEREOF, the Employee has hereunto set the Employee’s hand and, pursuant to the authorization from its Board of Directors, the Company has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.

EMPLOYEE		NDCHEALTH CORPORATION

By:	/s/ James W. FitzGibbons	By:	/s/ Lee Adrean
	James Fitzgibbons	Name:	Lee Adrean
		Position:	Executive Vice President

/s/ JWF	/s/ LA
EE Initials	CO Initials